Exhibit 32.1

            Certification of CEO Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Trimble Navigation Limited (the "Company") for the quarterly period ended July 4, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Steven W. Berglund, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                          /s/ Steven W. Berglund
                          ----------------------
                          Name:  Steven W. Berglund
                          Title: Chief Executive Officer
                          Dated: August 15, 2003